Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
     Preliminary Proxy Statement
     Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

                        Salomon Brothers Capital Fund Inc

                (Name of Registrant as Specified In Its charter)

Payment of Filing Fee (check the appropriate box):
     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
Item 22(a)(2) of Schedule 14A.
     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:


     Fee paid previously with preliminary materials.
     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statements number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule or Registration Statement No.:


     (3)  Filing Party:

     (4)  Date Filed:

                        Salomon Brothers Capital Fund Inc

                 7 World Trade Center,  New York, New York 10048





                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                                                              August _____, 1996

To the Stockholders:

     Notice is hereby given that a special meeting (the "Meeting") of stockholders of Salomon Brothers Capital Fund Inc (the "Fund") will be held at 7 World Trade Center, New York, New York on September 30, 1996 at 10:00 a.m., New York time. A Proxy Statement which provides information about the purpose of the Meeting and a proxy card for you to cast your votes are included with this notice. The Meeting will be held for the purposes of considering and voting upon:

          1. Amendments to the Fund's Articles of Incorporation to permit implementation by the Fund of a multi-class distribution system for its shares (Proposal 1);

          2. Amendment to the Fund's Articles of Incorporation to reduce the par value of the Fund's common stock from $1.00 to $.001 (Proposal 2); and

          3.  Any other business that may properly come before the Meeting.

     The Board of Directors of the Fund recommends that you vote "FOR" Proposals 1 and 2. The close of business on July 23, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                            By Order of the Board of Directors,


                            Tana E. Tselepis
                            Secretary



     TO AVOID UNNECESSARY EXPENSE OR FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                      Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                   Registration                           Valid Signature

Corporate Accounts
(1) ABC Corp. . . . . . . . . . . . . . . . . . .  ABC Corp.
(2) ABC Corp. . . . . . . . . . . . . . . . . . .  John Doe, Treasurer
(3) ABC Corp. . . . . . . . . . . . . . . . . . .  John Doe
                    c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan . . . . . . . .  John Doe, Trustee

Trust Accounts
(1) ABC Trust . . . . . . . . . . . . . . . . . .  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee  . . . . . . . . . . . .  Jane B. Doe
                    u/t/d 12/28/78

Custodial or Estate Accounts
(1) John B. Smith Cust  . . . . . . . . . . . . .  John B. Smith
                    f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith . . . . . . . . . . . . . . . .  John B. Smith, Jr., Executor

                        Salomon Brothers Capital Fund Inc
                 7 World Trade Center,  New York, New York 10048

                              ____________________


                                 PROXY STATEMENT

              This proxy statement is furnished in connection with the solicitation by the Board of Directors of Salomon Brothers Capital Fund Inc (the "Fund") of proxies to be used at a special meeting (the "Meeting") of stockholders to be held at 7 World Trade Center, New York, New York, on September 30, 1996 at 10:00 a.m., New York time (and at any adjournment or adjournments thereof). This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about August ____, 1996. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR Proposals 1 and 2. The close of business on July 23, 1996 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date, there were 5,827,469.419 shares of Common Stock issued and outstanding.

              In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal to adjourn to another date in their discretion. A stockholder vote may be taken on one or more proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Capital Stock of the Fund entitled to vote at the Meeting. Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any proposal. With respect to a proposal requiring the affirmative vote of a majority of the outstanding shares of Capital Stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such proposal. "Broker Non-Votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

              The Fund's investment manager and administrator is Salomon Brothers Asset Management Inc, 7 World Trade Center, New York, New York 10048.

              The Fund will furnish without charge a copy of its Annual Report for the fiscal year ended December 31, 1995, to any stockholder requesting the report. Such requests should be made in writing to the Fund at the address above or by calling 1-800-SALOMON (1-800-725-6666).

                      Proposal 1:  Amendments to the Fund's

         Articles of Incorporation to Permit Implementation by the Fund of a Multi-Class Distribution System for its Shares

              The Board of Directors has determined that it is in the best interests of the Fund and its stockholders for the Fund to seek to attract new investors and assets to the Fund by facilitating distribution of the Fund's shares through the issuance of multiple classes of shares with different distribution and sales charge options (a "Multiple Pricing System"). Although the Multiple Pricing System would allow the Fund flexibility to implement various distribution alternatives suited to the needs of particular investors, it would not alter the ability of current stockholders to purchase additional Fund shares without paying any sales charge or any distribution or service fees pursuant to a Rule 12b-1 Plan nor would it impose any such sales charge or any distribution or service fees on current stockholders' assets. Indeed, the Board believes that implementation of a Multiple Pricing System should benefit current stockholders over time by increasing the Fund's economies of scale by spreading fixed costs over a larger asset base. The Directors have further determined that in order to achieve these results, several amendments to the Fund's Articles of Incorporation are required. Accordingly, at a meeting of the Board of Directors held on July 16, 1996, the Directors, including a majority of the Directors who are not "interested persons," as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), approved amendments to the Fund's Articles of Incorporation, which are described below, to permit implementation of the Multiple Pricing System and recommended that these amendments be submitted to the stockholders of the Fund for their approval.

Purpose of Multiple Pricing System

              The purpose of implementing the Multiple Pricing System is to attract more investment dollars to the Fund and facilitate distribution of the Fund's shares by offering the investing public different purchasing options for shares of the Fund. Under the proposed Multiple Pricing System, a new investor would be able to choose the method of purchasing shares that is most beneficial given the amount of his or her purchase, the length of time the investor expects to hold his or her shares, and other relevant circumstances. Accordingly, the Directors believe that the implementation of the proposed Multiple Pricing System will better enable the Fund to meet the competitive demands of today's financial services industry. In addition, if the Fund were required to organize separate portfolios to provide additional distribution flexibility instead of adding new classes of shares to the existing portfolio, the success of such new portfolio might be limited. Under the proposed Multiple Pricing System, new investors would be able to benefit from the additional stability resulting from their ability to invest in an established, sizeable investment fund and from the potential economies of scale resulting from a larger investment portfolio.

              The management of the Fund, the rate of the advisory fees payable by current (and new) stockholders of the Fund and the Fund's investment objective, policies and techniques will not be affected by the implementation of the Multiple Pricing System.

Description of Multiple Pricing System

              Under the Multiple Pricing System, three new classes of shares of the Fund would initially be offered to the public. Each class of shares of the Fund would represent interests in the same portfolio of investments, and would be identical in all respects, except for the compensation and other arrangements permitted by different service and distribution plan fees for each class, as described below, voting rights with respect to any matter specifically affecting a class, the impact of any expenses directly attributable to a class and any differences in features for purchasing, redeeming, exchanging or converting shares of each class and/or in distribution arrangements for the offer and sale of such shares.

              "Class A" shares would be offered for sale at net asset value per share plus a front end sales charge of up to 4.75% subject to certain reductions set forth in the Prospectus. In addition, Class A shares would be subject to an ongoing service fee at an annual rate of .25% of their respective average daily net assets. Certain purchases of Class A shares qualify for a waived or reduced front end sales charge. Where the front end sales charge has been waived for purchases of $1 million or more, a contingent deferred sales charge ("CDSC") of 1% will be charged for redemptions made within one year of purchase.

              "Class B" shares would be offered for sale for purchases of less than $250,000. Class B shares would be offered for sale at net asset value per share without a front end sales charge but would be subject to a CDSC of 5% if redeemed during the first or second year after purchase, and declining each year thereafter to 0% after the sixth year. Class B shares would also be subject to an ongoing distribution fee at an annual rate of .75% of their respective average daily net assets and a service fee at an annual rate of .25% of their respective average daily net assets. In addition, Class B shares would automatically convert to Class A shares six years after purchase.

              "Class C" shares would be offered for sale for purchases of less than $1,000,000. Class C shares would be offered for sale at net asset value per share without a front end sales charge, would be subject to a CDSC of 1% if redeemed within the first year of purchase, and would be subject to an ongoing distribution fee at an annual rate of .75% of their respective average daily net assets and a service fee at an annual rate of .25% of their respective average daily net assets. In addition, Class C shares would automatically convert to Class A shares ten years after purchase.

              If the Multiple Pricing System is implemented, the existing shares of the Fund would be reclassified as Class O shares of the Fund. Class O shares will not be subject to any sales charges or distribution or service fees pursuant to a Rule 12b-1 Plan. Only Class O stockholders will be permitted to purchase additional Class O shares.

              The following table presents the key features of each new class:

                                         Rule 12b-1 Fees


                                      Service
                                         Fee    Distribution     Conversion
   Class          Sales Charge                      Fee             Feature

     A      Front End (CDSC of 1%       .25%        None      None
            during the first year
            for purchases of $1
            million or more)

     B      6 year CDSC                 .25%        .75%      Converts to
                                                              Class A after 6
                                                              years

     C      CDSC of 1% within one       .25%        .75%      Converts to
            year of purchase                                  Class A after 10
                                                              years

     O      None                        None        None      None
 (existing
  shares)


              Under the proposed Multiple Pricing System, shares of each class of the Fund (including Class O shares) would be exchangeable for shares of the same class of the other funds included in the Salomon Brothers Investment Series, but would not be exchangeable for shares of a different class of any other fund. As a result, Class O shareholders of the Fund would be eligible to exchange their Class O shares for, or to purchase, Class O shares of other funds included in the Salomon Brothers Investment Series and avoid any sales charges or distribution or service fees pursuant to a Rule 12b-1 Plan. The Salomon Brothers Investment Series currently includes the Salomon Brothers Cash Management Fund, the Salomon Brothers New York Municipal Bond Fund, the Salomon Brothers National Intermediate Municipal Fund, the Salomon Brothers U.S. Government Income Fund, the Salomon Brothers High Yield Bond Fund, the Salomon Brothers Strategic Bond Fund, the Salomon Brothers Total Return Fund, the Salomon Brothers Asia Growth Fund, the Salomon Brothers Investors Fund and will include the Salomon Brothers New York Municipal Money Market Fund and, if stockholders approve this proposal, the Fund.

              To permit the implementation of the Multiple Pricing System, the Board of Directors, at a meeting held on July 16, 1996, considered and approved distribution and/or service plans pursuant to Rule 12b-1 under the 1940 Act for Class A shares, Class B shares and Class C shares of the Fund, to reflect the different distribution and service fees to be borne by each such class of shares as described above. These service and distribution plans will not become effective unless and until the Fund implements the Multiple Pricing System.

Expense Information

              The following tables are intended to assist investors in understanding the various costs and expenses that would be applicable to each class of shares of the Fund. The tables correspond to those presently included in the first several pages of the Fund's prospectus and, with the exception of the column entitled "Current," are indicative of the anticipated changes to the current tables that will be made if this proposal is approved.

                                                         Pro Forma


                                             Class
                                            O(a)
                                            (existi
                                               ng                        Class
                                   Current  shares)   Class A  Class B  C

SHAREHOLDER TRANSACTION
EXPENSES*
Maximum Sales Charge Imposed on
Purchases (as
    a percentage of offering                         4.75%(b
    price)                         None     None     )         None     None
Maximum Sales Charge Imposed
    on Reinvested Dividends        None     None     None      None     None

Contingent Deferred Sales Charge   None     None     1%        5%       1%
(as a                                                during    first    during
    percentage of original                           the       year,    the
    purchase price or redemption                     first     5%       first
    price, whichever is lower)                       year      second   year
                                                     for       year,
                                                     purchas   4%
                                                     es of     third
                                                     $1 mill   year,
                                                     ion or    3%
                                                     more      fourth
                                                               year,
                                                               2%
                                                               fifth
                                                               year,
                                                               1%
                                                               sixth
                                                               year,
                                                               and
                                                               0%
                                                               after
                                                               sixth
                                                               year
Redemption Fees                    None     None     None      None     None
Exchange Fee                       None     None     None      None     None

(a) Only Class O shareholders are permitted to purchase additional Class O shares.
(b) Reduced for purchases of $50,000 and over, decreasing to 0% for purchases of $1,000,000 and over.
* Under certain circumstances, certain broker/dealers may impose transaction fees on the purchase and/or sale of shares.

              The following table sets forth the expenses incurred by the Fund for its fiscal year ended December 31, 1995 and also sets forth pro forma expenses of the Fund assuming the Multiple Pricing System had been in effect during this period.

                                                      Pro Forma

                                      Class O
                                      (existi
                                         ng
                            Current   shares)    Class A    Class B    Class C

ANNUAL FUND OPERATING
EXPENSES
Management Fees              1.00%      1.00%    1.00%       1.00%      1.00%
Rule 12b-1 fees              N/A         N/A      .25%       1.00%      1.00%
Other expenses*               .36%       .36%     .36%        .36%       .36%
Total                        1.36%      1.36%    1.61%       2.36%      2.36%



* "Other expenses" includes fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

              The following example illustrates your expenses on a Fund investment both currently and under the proposed Multiple Pricing System, assuming annual expenses set forth in the preceding table. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Example:

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                        Pro Forma
                    Class O                              Class B
                   (existing                               No        Class
         Current    shares)    Class A*    Class B**   Redemption     C**
1 Year   $ 14         $ 14      $ 63          $ 74       $ 24        $ 34
3 Years  $ 43         $ 43      $ 96          $114       $ 74        $ 74
5 Years  $ 74         $ 74      $131          $146       $126        $126
10 Years $164         $164      $230          $234***    $234***     $270


* Assumes deduction at the time of purchase of the maximum 4.75% sales charge.
** Assumes deduction at the time of redemption of the maximum CDSC applicable for that time period.
*** Reflects the conversion to Class A shares six years after purchase, and therefore years seven through ten reflect Class A expenses.

Proposed Amendments to Articles of Incorporation

                 The proposed amendments provide, among other things, that the Directors have the authority, without further action or approval of the stockholders, to divide the shares of the Fund into classes, to fix and determine the different rights and preferences between the different classes of shares of the Fund, and provide that certain expenses specifically allocable to a particular class of the Fund's shares may be so allocated to such class. The proposed amendments will enable the Fund to issue multiple classes of shares on a basis similar to that of other funds that have adopted multi-class distribution systems. A copy of the proposed amendments to the Fund's Articles of Incorporation is attached as Exhibit A to this Proxy Statement.<F1>

                 As part of the Multiple Pricing System, the proposed amendments also clarify that the front end sales charge may, if the Board of Directors so determines, be waived for certain qualified purchasers such as officers, directors and employees of the Fund or of organizations furnishing managerial, supervisory or distribution services to the Fund. A waiver of the sales charge for these types of qualified purchasers is consistent with industry practice, provides an incentive to parties associated with the Fund to work hard in the interest of the Fund and, in the Board's view, is appropriate in that no additional distribution costs are incurred in selling to purchasers knowledgeable about the Fund's objective, policies and operations.

                 The proposed amendments to the Articles of Incorporation will also permit the Board of Directors to increase or decrease the authorized common stock of the Corporation and to classify and reclassify shares of the Fund into additional classes of common stock at a future date. The Board of Directors currently has no current intention of increasing or decreasing the authorized common stock or of creating any classes of common stock other than the classes discussed above.

                 Management of the Fund plans to implement the Multiple Pricing System by amending the Fund's Registration Statement on Form N-1A and the related Prospectus. The proposed Multiple Pricing System described above may be modified if the Board determines it is in the best interests of the Fund and its stockholders.

                 THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENTS TO THE FUND'S ARTICLES OF INCORPORATION TO PERMIT IMPLEMENTATION BY THE FUND OF A MULTI-CLASS DISTRIBUTION SYSTEM FOR ITS SHARES.

Required Vote

                 Approval of the proposed amendments to the Fund's Articles of Incorporation will require the affirmative vote of more than 50% of the outstanding shares of the Fund entitled to vote thereon.

                 In the event the stockholders do not approve this proposal and the Multiple Pricing System is not adopted, the Fund will continue to offer a single class of shares of common stock.

  Proposal 2: Amendment to the Fund's Articles of Incorporation to Reduce the Par Value of the Fund's Common Stock
                               from $1.00 to $.001

                 In addition to the proposed amendments to the Articles of Incorporation set forth in Proposal 1, the Board of Directors has determined that it is also in the best interests of the Fund to amend the Articles of Incorporation to reduce the par value of the Fund's shares from $1.00 to $.001. The reason for the proposed amendment is that if the Fund is ever required to increase its authorized number of shares of common stock, the State of Maryland, the Fund's jurisdiction of incorporation, will charge a fee based on the increase in the aggregate par value of the Fund. Therefore, with a reduced par value, the Fund would incur a lower fee if it ever increases its authorized number of shares.

                 THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE FUND'S

ARTICLES OF INCORPORATION TO REDUCE THE PAR VALUE OF THE FUND'S COMMON STOCK FROM $1.00 TO $.001.

Required Vote

                 Approval of the proposed amendment to the Fund's Articles of Incorporation will require the affirmative vote of more than 50% of the outstanding shares of the Fund entitled to vote thereon.

                 In the event the stockholders do not approve this proposal, the par value of the Fund's common stock will remain at $1.00.

                                 Other Business

                 The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                                 Share Ownership

                 The following table sets forth, as of July 29, 1996, shares of the Fund owned beneficially by, and certain other share ownership information with respect to, Directors of the Fund and all executive officers and Directors as a group. As of this date, the executive officers and Directors of the Fund owned, individually and in the aggregate, less than 1% of the outstanding shares of the Fund. As of July 17, 1996, Salomon Inc's Profit Sharing Plan, whose business address is Seven World Trade Center, New York, NY 10048, was the record owner of approximately 51.5% of the outstanding shares of the Fund.

                                                Number of Shares
                                               Beneficially Owned
                                                 As of July 29,
Beneficial Owner                              1996

Charles F. Barber                             12,327.965
Andrew L. Breech                              --
Thomas W. Brock                               --
Carol L. Colman                               350.697
William R. Dill                               609.775
Michael S. Hyland                             --
Clifford M. Kirtland, Jr.                     --
Robert W. Lawless                             --
Louis P. Mattis                               735.228
Thomas F. Schlafly                            4,320.413
Richard E. Dahlberg                           --
Allan R. White, III                           --
Ross S. Margolies                             --
Lawrence H. Kaplan                            --
All executive officers and
Directors as
        a group                               18,144.078



                    Proposals to be Submitted by Stockholders

                 The Fund does not generally hold an Annual Meeting of Stockholders. Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of the proxy statement.

                         Expenses of Proxy Solicitation

                 The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund.
Proxies may also be solicited personally by officers of the Fund and by regular employees of Salomon Brothers Asset Management Inc or its affiliates, or other representatives of the Fund by telephone or telegraph, in addition to the use of the mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. [D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies at a fee to be paid by the Fund and estimated at $______, plus disbursements.]

August __, 1996

____________________
[FN]
<F1>     As a result of amending and restating the Articles of Incorporation, certain paragraph numbers have changed without any substantive effect.

                                                                      EXHIBIT A

         (Restated through April 30, 1990 with proposed 1996 amendments for classes and related changes)


                        SALOMON BROTHERS CAPITAL FUND INC

                      ARTICLES OF AMENDMENT AND RESTATEMENT


     SALOMON BROTHERS CAPITAL FUND INC, a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Charter of the Corporation is hereby amended and restated in its entirety to read as follows:

                                   * * * * * *

                       RESTATED ARTICLES OF INCORPORATION
                                       of
                        SALOMON BROTHERS CAPITAL FUND INC


THIS IS TO CERTIFY:

          FIRST: The name of the corporation (the "Corporation") is Salomon Brothers Capital Fund Inc.

          SECOND:      The purpose or purposes for which the Corporation is
formed and the business or objects to be transacted, carried on and promoted by it are as follows:

          1. To hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, assign, negotiate, lend, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of these Articles, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, options, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any persons, firms, associations, corporations, syndicates, combinations, organizations, governments or subdivisions thereof; and to exercise, as owner or holder of any securities, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities.

          2. To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including, without limitation thereto, securities) now or hereafter permitted by the laws of Maryland and by these Articles of Incorporation, as its Board of Directors in its discretion may determine.

          3. To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue, retire or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the laws of Maryland and by these Articles of Incorporation.

          4. To conduct its business in all its branches at one or more offices in Maryland and elsewhere in any part of the world, without restriction or limit as to extent.

          5. To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates or, to the extent now or hereafter permitted by the laws of Maryland, as a member of, or as the owner or holder of any stock of, or shares of interest in, any firm, association, corporation, trust or syndicate; and in connection therewith to make or enter into such deeds or contracts with any persons, firms, associations, corporations, syndicates, governments or subdivisions thereof, and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

          6. To do any and all such further acts and things and to exercise any and all such further powers as may be incidental, relative or conducive to, or necessary, appropriate or desirable for, the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

          The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of these Articles of Incorporation, and shall each be regarded as independent, and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of the State of Maryland, nor shall the expression of one thing be deemed to exclude another, though it be of like nature, not expressed; provided, however, that the Corporation shall not have the power to carry on within the State of Maryland any business whatsoever the carrying on of which would preclude it from being classified as an ordinary business corporation under the laws of said State; nor shall it carry on any business, or exercise any powers, in any other state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

          THIRD: The post office address of the principal office of the Corporation in the State of Maryland is 32 South Street, Baltimore, Maryland 21202.


          FOURTH: The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, whose post office address is 32 South Street, Baltimore, Maryland 21202. Such resident agent is a corporation of the State of Maryland.

          FIFTH: 1. The total number of shares of stock of all classes which the Corporation initially has authority to issue is 25,000,000 shares of capital stock (par value $.001 per share), amounting in aggregate par value to $25,000,000. All of such shares are initially classified as "Common Stock". The Common Stock (unless otherwise specified in the articles supplementary designating such Class) shall initially have four classes of shares, which shall be designated "Class A Common Stock", "Class B Common Stock", "Class C Common Stock" and "Class O Common Stock" each consisting, until further changed, of the lesser of (x) 25,000,000 shares or (y) the number of shares that could be issued by issuing all of the shares of Common Stock currently or hereafter classified less the total number of shares of Common Stock of all other classes then issued and outstanding. Any Class of Common Stock shall be referred to herein individually as a "Class" and collectively, together with any further class or classes of Common Stock from time to time established, as the "Classes".

          2. Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class that the Corporation has authority to issue.

          3. The Board of Directors may classify or reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

          4. The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of Common Stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional Classes at the time it is established and designated):

               (a) Dividends and Distributions. Dividends and capital gains distributions on shares of Common Stock may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine. All dividends and distributions on shares of Common Stock shall be distributed to the holders of Common Stock held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

               Dividends and distributions may be paid in cash, property or additional shares of Common Stock of the same or another Class, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by stockholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

               (b) Voting. On each matter submitted to a vote of the stockholders, each holder of shares of common Stock shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the Class thereof, and all shares of all Classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any Class is required by the Investment Company Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that Class shall apply in lieu of Single Class Voting; (ii) in the event that the separate vote requirement referred to in clause (i) above applies with respect to one or more Classes, then, subject to clause (iii) below, the shares of all other Classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular Class, only the holders of shares of the one or more affected Classes shall be entitled to vote.

               (c) Redemption by Stockholders. Each holder of shares of Common Stock shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares, at a redemption price per share equal to the net asset value per share of Common Stock next determined after the shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established by the Board of Directors in its sole discretion. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act, make payment wholly or partly in securities or other assets, at the value of such securities or assets used in such determination of net asset value.

               Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of Common Stock to require the Corporation to redeem shares during any period or at any time when and to the extent permissible under the Investment Company Act.

               (d) Redemption by Corporation. The Board of Directors may cause the Corporation to redeem at their net asset value the shares of any Common Stock held in an account having, because of redemptions or exchanges, a net asset value on the date of the notice of redemption less than a minimum investment specified by the Board of Directors from time to time in its sole discretion, provided that prior written notice of the proposed redemption has been given to the holder of any such account by mail, postage prepaid, at the address contained in the books and records of the Corporation and such holder has been given an opportunity to purchase the required value of additional shares.

               (e) Net Asset Value Per Share. The net asset value per share of any Class shall be the quotient obtained by dividing the value of the net assets of that Class (being the value of the securities and other assets attributable to that Class less the liabilities attributable to that Class) by the total number of shares of that Class outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets attributable to, and the net asset value per share of outstanding shares of, each Class, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.

               (f) Equality. All shares of each particular Class shall represent an equal proportionate interest in the assets attributable to that Class (subject to the liabilities of that Class), and each share of any particular Class shall be equal to each other share of that Class. The Board of Directors may from time to time divide or combine the shares of any particular Class into a greater or lesser number of shares of that Class without thereby changing the proportionate interest in the assets attributable to that Class or in any way affecting the rights of holders of shares of any other Class.

          5. All Classes of Common Stock of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights with any other shares of Common Stock; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (a) The Class A Common Stock, Class B Common Stock and Class C Common Stock shares shall be subject to such front-end sales loads and/or contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

               (b) The Class O Common Stock shares shall not be subject to front-end sales loads or contingent deferred sales charges.

               (c) Expenses related solely to a particular Class (including, without limitation, expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated) shall be borne by that Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Class.

               (d) On the sixth anniversary of the first business day of the month following the month in which Class B Common Stock shares were purchased by a stockholder, such Class B Common Stock shares (as well as a pro rata portion of any Class B Common Stock shares purchased through the reinvestment of dividends and other distributions paid in respect of all Class B Common Stock shares held by such stockholder) shall automatically convert to Class A Common Stock shares; provided, however, that such conversion shall be subject to the continuing availability of an Internal Revenue Service ruling and opinion of counsel to the effect that the conversion of the Class B Common Stock shares does not constitute a taxable event under federal income tax law. The Board of Directors, in its sole discretion, may suspend the conversion of Class B Common Stock shares if such ruling and opinion are no longer available.

               (e) On the tenth anniversary of the first business day of the month following the month in which Class C Common Stock shares were purchased by a stockholder, such Class C Common Stock shares (as well as a pro rata portion of any Class C Common Stock shares purchased through the reinvestment of dividends and other distributions paid in respect of all Class C Common Stock shares held by such stockholder) shall automatically convert to Class A shares; provided, however, that such conversion shall be subject to the continuing availability of an Internal Revenue Service ruling and an opinion of counsel to the effect that the conversion of the Class C Common Stock shares does not constitute a taxable event under federal income tax law.
          The Board of Directors, in its sole discretion, may suspend the conversion of Class C Common Stock shares if such ruling and opinion are no longer available.

               (f) The number of shares of the Class A Common Stock into which the Class B or Class C Common Stock is converted pursuant to subsections (5)(e) and (5)(f) above shall equal the number (including for these purposes fractional shares) obtained by dividing the net asset value per share of the Class B or Class C Common Stock, as the case may be, for purposes of sales and redemptions on the conversion date by the net asset value per share of the Class A Common Stock for purposes of sales and redemptions thereof on the conversion date.

               (g) The holders of each Class of capital stock classified or designated by this Charter shall have such rights to exchange their shares for stock of any other Class or shares of another investment company upon such terms as may be approved by the Board of Directors from time to time and set forth in appropriate disclosure documents under the applicable law, rules and regulations of the SEC and the rules of the NASD, including but not limited to such rights to credit holding periods of the stock exchanged with respect to the stock received in the exchange.

          6. The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the charter or By-Laws of the Corporation, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.

          7. The Corporation shall not be obligated to issue certificates representing shares of any Class of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the Maryland General Corporation Law.

          8. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

          SIXTH: The number of Directors of the Corporation shall be ten and the names of those who are now serving as Directors of the Corporation until the next meeting of stockholders or until their successors are duly chosen and qualified are as follows:

          Charles F. Barber              Michael S. Hyland
          Andrew L. Breech               Clifford M. Kirtland, Jr.
          Thomas W. Brock                Robert W. Lawless
          Carol L. Colman                Louis P. Mattis
          William R. Dill                Thomas F. Schlafly

          However, the By-Laws of the Corporation may fix the number of Directors at a number greater or less than that named in these Articles of Incorporation, provided that in no case shall the number of Directors be less than three, and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of Directors fixed by these Articles of Incorporation or by the By-Laws within a limit specified in the By-Laws and to fill the vacancies created by any such increase in the number of Directors. Unless otherwise provided by the By-Laws of the Corporation, the Directors of the Corporation need not be stockholders therein.

          SEVENTH:      The following provisions are hereby adopted for the
purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and stockholders.

          1. The By-Laws of the Corporation may divide the Directors of the Corporation into classes and prescribe the tenure of office of the several classes, but no class shall be elected for a period shorter than that from the time of the election following the division into classes until the next annual meeting and thereafter for a period shorter than the interval between annual meetings or for a longer period than five years, and the term of office of at least one class shall expire each year. Notwithstanding the foregoing, no such division into classes shall be made prior to the first annual meeting of stockholders of the Corporation.

          2. The holders of shares of the capital stock of the Corporation shall have the right to inspect the records, documents, accounts and books of the Corporation, subject to reasonable regulations of the Board of Directors or in the By-Laws of the Corporation, not contrary to Maryland law, as to whether and to what extent, and at what times and places, and under what conditions and regulations such right shall be exercised.

          3. Any Director, or any officer elected or appointed by the Board of Directors or by a committee of said Board or by the stockholders or otherwise, may be removed at any time with or without cause, in such lawful manner as may be provided in the By-Laws of the Corporation or in accordance with the laws of Maryland.

          4. If the By-Laws so provide, the Board of Directors of the Corporation shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Maryland, to keep the books of the Corporation outside of said State at such places as may from time to time be designated by them.

          5. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the express provisions of the laws of Maryland, of these Articles of Incorporation and of the By-Laws of the Corporation.

          6. Shares of stock in other corporations shall be voted by the President or a Vice President, or such officer or officers of the Corporation as the Board of Directors shall designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Board of Directors, except as otherwise ordered by vote of the holders of a majority of the shares of the capital stock of the Corporation outstanding and entitled to vote in respect thereto.

          7. (a) The Corporation shall not purchase from or sell to (i) any officer, Director or employee of the Corporation, (ii) any partnership of which any officer, Director or employee of the Corporation is a member,
     (iii) any corporation or association of which any officer, Director or employee of the Corporation is an officer, director or trustee, (iv) any person or organization furnishing managerial, supervisory or distributing services to the Corporation, (v) any officer, director, partner, trustee or employee of, or person owning of record any of the stock of, any person or organization furnishing such managerial supervisory or distributing services, (vi) any partnership of which any officer, director, partner, trustee or employee of, or person owning of record any of the stock of, any person or organization furnishing such managerial, supervisory or distributing services, is a member, or (vii) any corporation or association of which any officer, director, partner or trustee of, or person owning of record any of the stock of, any person or organization furnishing such managerial, supervisory or distributing services, is an officer, director or trustee, as principals, any securities (other than stock which may be issued by the Corporation), nor shall the Corporation make any loan to any officer, Director or employee of the Corporation, to any partnership of which any officer, Director or employee of the Corporation is a member, to any corporation or association of which any officer, Director or employee of the Corporation is an officer, directors or trustee, to any person or organization furnishing managerial, supervisory or distributing services to the Corporation, or to any officer, director, partner, trustee or employee of, or person owning of record any of the stock of, any person or organization furnishing such managerial, supervisory or distributing services; provided, however, that nothing herein shall prohibit any person, partnership, association or corporation with which the Corporation may have any management or distributing contract, or any officer, Director or employee of the

     Corporation, either directly or through a partnership, association or corporation, from being paid any brokerage commissions in the purchase and/or sale of securities for the account of the Corporation, and provided further that any advances of fees or expenses to any organization furnishing managerial, supervisory or distributing services to the Corporation or any advances of expenses pursuant to subparagraph (c) of this paragraph 7 shall not be deemed the making of a loan within the meaning of this subparagraph (a); and any officer, Director, employee or stockholder of the Corporation, either directly or through a partnership, association or corporation, may act as distributor or underwriter in connection with the sale of stock which may be issued by the Corporation, and each and every person who may become an officer, Director or employee of the Corporation is hereby relieved from any liability that might otherwise exist from contracting as aforesaid with the Corporation for the benefit of himself or any partnership, association or corporation in which he may be interested, except that nothing herein shall protect any Director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          (b)  Subject only to the provisions of subparagraph (a) of this
     paragraph 7 and the provisions of the Investment Company Act        ,
     any Director, officer or employee individually, or any partnership of which any Director, officer or employee may be a member, or any corporation or association of which any Director, officer or employee may be an officer, director, trustee, employee or stockholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract of transaction of the Corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in case a Director, or a partnership, corporation or association of which a Director is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof; and any Director of the Corporation who is so interested, or who is also a director, officer, trustee, employee or stockholder of such other corporation or association or a member of such partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction, with like force and effect as if he were not such director, officer, trustee, employee or stockholder of such other corporation or association or not so interested or a member of a partnership so interested.

          (c) The Corporation shall indemnify (i) its Directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the laws of Maryland now or hereafter in force and the Investment Company Act
            , including the advance of expenses under the procedures required, and to the fullest extent permitted, by law and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or provided by the Corporation's By-Laws or by contract and permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

          (d) Specifically, but without limitation of the foregoing, the Corporation may enter into a distribution or management contract and other contracts with, and may otherwise do business with, Salomon Brothers Inc, Salomon Brothers Asset Management Inc, and any affiliate of either of the foregoing now existing or hereafter created, notwithstanding that the Board of Directors of the Corporation may be composed in part of officers, directors or employees of said corporations and officers of the Corporation may have been or may be or become officers, directors or employees of said corporations, and in the absence of fraud the Corporation and such corporations may deal freely with each other, and neither such distribution contract or management contract nor any other contract or transaction between the Corporation and such corporations or any of then shall be invalidated or in any wise affected thereby, nor shall any Director or officer of the Corporation be liable to the Corporation or to any stockholder or creditor thereof or to any other person for any loss incurred by it or him under or by reason of any such contract or transaction; provided that nothing herein shall protect any Director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and provided always that such contract or transaction shall have been on terms that were not unfair to the Corporation at the time it was entered into.


          (e) The Corporation is adopting its corporate title through permission of Salomon Brothers Asset Management Inc; and if it shall enter into a management contract with such corporation, as authorized herein, the Corporation shall make appropriate covenants that, upon the expiration or termination of such contract or upon its breach by the Corporation, the Corporation will, at the request of such corporation, eliminate all reference to "Salomon Brothers" from its corporate name and will not thereafter transact any business in a corporate name using the words "Salomon Brothers" in any form or combination whatsoever, or otherwise use the words "Salomon Brothers" as a part of its name or otherwise. Such covenants on the part of the Corporation are hereby made binding upon it, its Directors, offi-cers, stockholders, creditors and all other persons claiming under or through it.

         (f) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the
     Investment Company Act        .  No amendment of these Articles of

     Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act of omission which occurred prior to such amendment or repeal.

          8. No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

          9. Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, or of the class entitled to vote thereon as a separate class, as the case may be, except as otherwise provided in the charter of the Corporation. At a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter with respect to which one or more classes of capital stock are entitled to vote as a separate class shall constitute a quorum of such separate class for action on that matter. Whether or not a quorum of such a separate class for action on any such matter is present, a meeting of stockholders convened on the date for which it was called may be adjourned as to that matter from time to time without further notice by a majority vote of the stockholders of the separate class present in person or by proxy to a date not more than 120 days after the original record date.

          10. The Board of Directors is hereby empowered to authorize the issuance and sale, from time to time, of shares of the capital stock of the Corporation, whether for cash at not less than the par value thereof or for such other consideration including securities as the Board of Directors in its discretion may deem advisable, in the manner and to the extent now or hereafter permitted by the laws of Maryland.

          EIGHTH:      From time to time any of the provisions of these
Articles of Incorporation may be amended, altered or repealed (including any amendment which changes the terms of any of the outstanding stock by classification, reclassification or otherwise), upon the vote of the holders of a majority of the shares of capital stock of the Corporation at the time outstanding and entitled to vote, and other provisions which might under the statutes of the State of Maryland at the time in force be lawfully contained in articles of incorporation may be added or inserted upon the vote of the holders of a majority of the shares of capital stock of the Corporation at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this Article EIGTH. The Corporation shall notify the stockholders in its next subsequent regular report to the stockholders of any amendment to these Articles of Incorporation.

          The term "Articles of Incorporation" or "these Articles of Incorporation" as used herein and in the By-Laws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended and restated.

                                   * * * * * *

          SECOND: This amendment decreases the par value of the Corporation's Capital Stock from $1.00 per share to $.001 per share.

          THIRD: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Section 2-605(a)(4) of the Maryland General Corporation Law, the Board of Directors has duly changed the name or other designation of the currently issued and outstanding shares of capital stock of the Corporation from "Capital Stock (par value $.001 per share)" to "Class O Common Stock (par value $.001 per share)."

          FOURTH: The amendment and restatement does not increase the authorized stock of the Corporation.

          FIFTH: The foregoing amendment and restatement to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporations.

          SIXTH: The foregoing amendment and restatement to the Charter of the Corporation shall become effective at ____________ on ______________, 199__.

          IN WITNESS WHEREOF, SALOMON BROTHERS CAPITAL FUND INC has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on ______________, 199___.


WITNESS:                            SALOMON BROTHERS CAPITAL
                                      FUND INC



                                    By:                            Secretary
President

          THE UNDERSIGNED, President of SALOMON BROTHERS CAPITAL FUND INC who executed on behalf of the Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.




                                    President

                          SALOMON BROTHERS CAPITAL FUND INC
                      PROXY SOLICITED ON BEHALF OF THE DIRECTORS



      The undersigned hereby appoints Lawrence H. Kaplan, Alan M. Mandel, Jennifer Muzzey and Tana E. Tselepis, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Salomon Brothers Capital Fund Inc (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Stockholders of the Fund to be held at Seven World Trade Center, New York, New York on September 30,
1996, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.


Please Mark, Sign, and Return this Proxy Promptly
Using the Enclosed Envelope.


Date_______________________________________, 1996


NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s), Title(s), if applicable


_____________________________________


_____________________________________

This proxy, if properly executed, will be voted in the manner directed by the stockholder.

If no direction is made to the contrary, the proxy will be voted FOR proposal 1 and proposal 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

Please Sign and Date on Reverse Side and Mail in Accompanying Postpaid
Envelope.

Please vote by filling in the appropriate boxes below, as shown, using
blue or black ink or dark pencil.  Do not use red ink.    /X/


                                                    FOR   AGAINST  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
PROPOSAL 1 AND PROPOSAL 2                           / /     / /      / /


1.       Amendments to the Fund's Articles of       / /     / /      / /
         Incorporation to permit implementation
         by the Fund of a multi-class
         distribution system for its shares.


2.       Amendment to the Fund's Articles of        / /     / /      / /
         Incorporation to reduce the par value
         of the Fund's common stock from $1.00
         to $.001.


3.       Any other business that may properly       / /     / /      / /
         come before the meeting.



                      I will be attending the meeting.   / /